                               SECURITY AGREEMEENT


     THIS SECURITY AGREEMENT, dated as of July 1, 1994, (the "Security Agreement") is by and between

     INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation with its principal place of business located in El Segundo, California (the "Debtor"); and

     NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation with its principal place of business located in Charlotte, North Carolina (the "Secured Party").


                                    RECITALS

     A. The Debtor desires Secured Party to make revolving loans to Debtor to enable Debtor to make progress payments relating to certain equipment (the "Contract Equipment" as hereinafter defined) from time to time as more specifically set forth hereinafter.

     B. The Debtor desires Secured Party to make term loans to Debtor secured by, and to fund the purchase of, certain equipment (the "Equipment" as hereinafter defined) from time to time as more specifically set forth hereinafter.

     C. So long as the terms and conditions set forth in this Security Agreement are complied with by the Debtor, the Secured Party is willing to enter into this Security Agreement for the purposes stated herein.

              NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:


                                    SECTION 1

                       PROGRESS PAYMENT LOANS; TERM LOANS

     1.1. PROGRESS PAYMENT LOANS. Subject to the terms and conditions hereof, Secured Party and Debtor hereby agree that Secured Party may, from time to time, make progress payment loans ("Progress Payment Loans") to Debtor with respect to the personal property ("Contract Equipment") that will become Equipment subject to this Security Agreement. The Progress Payment Loans shall be evidenced by a Progress Payment Note substantially in the form of EXHIBIT C hereto. Advances of Progress Payment Loans may be made by Secured Party on behalf of Debtor directly to the vendor of the Contract Equipment or may be advanced by Secured Party to Debtor in reimbursement for funds advanced by Debtor to the vendor. Progress Payment Loans shall be advanced at the end of each month, providing that the total Progress Payment Loans to be advanced equal or exceed, in aggregate, $500,000. Should Debtor request Secured Party to provide an advance on a date other than the end of a month, the Secured Party shall do so provided that such advance equals or exceeds $500,000. The total outstanding Progress Payment Loans at any one time shall not exceed $3,000,000 and the total outstanding number of advances shall not cover more than twenty-five (25) purchase orders at any one time. Debtor shall repay such Progress Payment Loans and shall pay interest on such Progress Payment Loans as set forth in Section
4.1 hereof. All Progress Payment Loans advanced pursuant to this section and all payments of interest, repayments of Progress Payment Loans or application of Progress Payment Loans to Term Loans pursuant to Section 1.2 shall be evidenced by notations made by the Secured Party in its business records. The aggregate unpaid amount of Progress Payment Loans and other payments, receipts and applications reflected by the notations made in the Secured Party's business records shall be conclusive evidence of the principal amount of the Progress Payment Loans owing and unpaid and of the other payments, receipts and applications.

     1.2. TERM LOANS. Subject to the terms and conditions hereof, Secured Party and Debtor hereby agree that Secured Party may, from time to time, make term loans ("Term Loans") to Debtor secured by the personal property described in each Security Agreement Schedule, in the form of that which is attached hereto as EXHIBIT B ("Security Agreement Schedule") executed concurrently with this Security Agreement or from time to time hereafter and made a part hereof. (All such personal property, together with all replacement parts, additions, repairs and accessories incorporated therein or affixed thereto, is collectively called the "Equipment" and all such Security Agreement Schedules are collectively called the "Security Agreement Schedules"). Advances of Term Loans may be made by Secured Party on behalf of Debtor directly to the vendor of the Equipment or may be advanced by Secured Party to Debtor in reimbursement for funds advanced by Debtor to the vendor. In addition, the outstanding principal balance of a Progress Payment Loan with respect to Contract Equipment that becomes Equipment subject to a Term Loan shall be paid from the proceeds of such Term Loan. Each Term Loan shall be evidenced by a Term Loan Note substantially in the form of EXHIBIT D hereto. The parties contemplate from time to time, by mutual agreement, that additional Equipment will be added to this Security Agreement by execution of additional Security Agreement Schedules, and this Security Agreement shall control and be effective as to such additional items of Equipment. The Equipment will consist of new computers and new or used electronic test and production equipment. Such used equipment shall be approved by Secured Party on a case by case basis. The Equipment may also consist of other equipment approved by Secured Party on a case by case basis. No Term Loan shall exceed the Cost of Equipment securing such Term Loan and the aggregate Term Loans plus the total outstanding Progress Payment Loans shall not exceed $15,000,000 (the "Total Commitment"), of which no more than $2,000,000 shall be computer equipment. No Term Loan Commencement Date shall occur after the date (the "Final Commencement Date") one year less one day from the date of this Security Agreement .


                                    SECTION 2

                              CONDITIONS PRECEDENT


     2.1. LOAN CONDITIONS. The obligation of Secured Party to make Progress Payment Loans or Term Loans hereunder is subject to the delivery on or prior to the first such loan of the following documents each in form and substance satisfactory to Secured Party:

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               (a)  Debtor's articles of incorporation and by-laws, both of which shall be certified, and an incumbency certificate of Debtor containing the name(s), title(s) and specimen signature(s) of the person(s) authorized on behalf of Debtor to execute this Security Agreement (the "Debtor's Omnibus Certificates");

               (b) good standing certificates of Debtor from the Secretary of State of Debtor's state of incorporation, the state of Debtor's principal place of business and the state where any Equipment shall be located;

               (c) an opinion of counsel for the Debtor in form and substance reasonably satisfactory to Secured Party; and

               (d) a certificate of insurance evidencing the coverages required under Section 9 hereof.


     2.2. PROGRESS PAYMENT LOAN CONDITIONS. The obligations of Secured Party to make Progress Payment Loans are subject to the delivery to Secured Party on or prior to the date of such Progress Payment Loan of the following documents each in form and substance satisfactory to Secured Party:

               (a) a Progress Payment Request substantially in the form of EXHIBIT A hereto, together with invoices, purchase orders or other evidence satisfactory to Secured Party of payments due to vendors or payments made to vendors;

               (b) the Progress Payment Note substantially in the form of EXHIBIT C hereto duly executed by Debtor and dated the date of the first Progress Payment Loan; and

               (c) such other documents, appraisals, certificates, financing statements and other items as Secured Party may reasonably require.

          2.3. TERM LOAN CONDITIONS. The obligations of Secured Party to make a Term Loan secured by such Equipment are subject to the delivery to Secured Party on or prior to such Security Agreement Commencement Date specified in such Security Agreement Schedule of the following documents each in form and substance satisfactory to Secured Party:

               (a) the Security Agreement Schedule duly executed by the Debtor and dated such Term Loan Commencement Date;

               (b) a Term Loan Note substantially in the Form of EXHIBIT D hereto duly executed by the Debtor and dated such Term Loan Commencement Date;

               (c) Uniform Commercial Code financing statements and such other security documentation as reasonably requested and deemed appropriate by Secured Party's counsel, duly executed by the Debtor; and

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               (d)  such other documents, appraisals, certificates, financing statements and other items as Secured Party may reasonably require.


                                    SECTION 3

                      DELIVERY AND ACCEPTANCE OF EQUIPMENT

     Secured Party shall not be liable to Debtor for any failure or delay in obtaining the Equipment or making delivery thereof. On the Term Loan Commencement Date specified in each Security Agreement Schedule, the Debtor shall inspect each item of Equipment, and unless Debtor gives Secured Party prompt written notice of any defect in or other proper objection to any item of such Equipment, Debtor shall promptly execute and deliver to Secured Party a Certificate of Inspection and Acceptance with respect to such Equipment. The execution of the Certificate of Inspection and Acceptance by Debtor and Secured Party shall evidence that each item of Equipment has been accepted under this Security Agreement, upon and subject to all of the terms, conditions and provisions hereof and shall constitute Debtor's unconditional and irrevocable acceptance of the Equipment for all purposes under this Security Agreement. Debtor's execution of the Certificate of Inspection and Acceptance shall constitute Debtor's acknowledgment and agreement that, as between Secured Party and Debtor, each item of Equipment has been inspected to Debtor's satisfaction, is in good operating order, repair and condition, is of a size, design, capacity and manufacture selected by Debtor, that each item of Equipment is duly certified or licensed by any required governmental entity, that Debtor is satisfied that each item of Equipment is suitable for its purpose, and that Secured Party has made no warranty, expressed or implied, with respect to any item of Equipment.


                                    SECTION 4

                           TERM; AMORTIZATION PAYMENTS

     4.1. PROGRESS PAYMENT LOANS; INTEREST. The term of the loan for each item of Contract Equipment shall begin on the date any funds are advanced with respect to that Contract Equipment by Secured Party to a vendor or to Debtor in reimbursement for funds advanced by Debtor to a vendor and shall end on the Term Loan Commencement Date with respect to the Contract Equipment. The advancement of such funds by Secured Party shall be conclusive evidence of a Progress Payment Loan. Debtor agrees to pay as interest a sum calculated on the basis of the outstanding amount of each Progress Payment Loan from time to time equal to the lesser of (i) the Prime Rate (computed on the basis of the actual number of days elapsed over a 360 day year) or (ii) the highest rate Debtor may lawfully contract for, be charged and pay. "Prime Rate" as used herein, is the rate of interest announced publicly from time to time by NationsBank of North Carolina, N.A., in Charlotte, North Carolina as its Prime Rate. Such Prime Rate is not necessarily the lowest or best rate offered by NationsBank of North Carolina, N.A. The interest rate shall change on the same day as the Prime Rate changes. Interest with respect to each Progress Payment Loan with respect to an item of Contract Equipment shall be paid monthly in arrears on the last day of each month and on the Term Loan Commencement Date relating to that Contract Equipment. In the event that an item or items of Contract

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Equipment shall not have become Equipment subject to this Security Agreement on or prior to the Final Commencement Date, Debtor shall pay Secured Party, on the Final Commencement Date, all of the Progress Payment Loans made by Secured Party with respect to such Contract Equipment, together with interest to the date of such payment. In the event that an item of Contract Equipment shall become Equipment subject to this Security Agreement, the outstanding balance of the Progress Payment Loans with respect to such Equipment shall be paid from the proceeds of the Term Loan with respect to such Equipment as provided in
Section 1.2.

     4.2. TERM LOAN; AMORTIZATION PAYMENTS. The term of the loan for each item of Equipment shall be set forth as the "Term Loan Term" in the Security Agreement Schedule pertaining to such item of Equipment. The Term Loan Term to be set forth in the Security Agreement Schedule shall not exceed the following: computer equipment: three (3) years; electronic test production equipment: three
(3) years, five (5) years or seven (7) years. The Debtor shall pay the amortization payments ("Amortization Payments") set forth in the applicable Security Agreement Schedule in successive payments in arrears from the Term Loan Commencement Date set forth in the Security Agreement Schedule. Amortization Payments shall consist of a principal component and an interest component as set forth in the Security Agreement Schedule.

     4.3. NON-UTILIZATION FEE. Debtor agrees to pay Secured Party, on the Final Commencement Date, a non-utilization fee equal to one-half of one percent (1/2%) of the amount, if any, by which ninety percent (90%) of the Total Commitment exceeds the Total Secured Party's Cost of Equipment subject to this Security Agreement on the Final Commencement Date.

     4.4. INTEREST PAYMENTS; AMORTIZATION PAYMENTS. The Debtor agrees to pay the interest and principal on Progress Payment Loans and the Amortization Payments on the Term Loans and all other payments hereunder at Secured Party's place of business at NationsBank Corporate Center, NC1-007-12-01, 100 North Tryon Street, Charlotte, North Carolina 28255, or at such other location as Secured Party shall designate to Debtor in writing. All interest, principal, Amortization Payments and any other amounts payable under the Security Agreement shall be payable in lawful money of the United States and in immediately available funds. Debtor's promises under this Security Agreement are irrevocable and independent upon the advance of Progress Payment Loans by Secured Party or upon the advance of the Term Loans. This Security Agreement is a net instrument, under which Debtor's obligations to pay all interest, principal, Amortization Payments and other sums payable hereunder or under the Progress Payment Note or the Term Loan Notes are absolute and unconditional, shall be paid without abatement, offset or deduction of any amount whatsoever and shall not be affected by circumstances, including, without limitation, (i) any recoupment, defense, abatement, set-off, counterclaim or other right which Debtor may have against Secured Party or against the vendor or manufacturer of the Contract Equipment or the Equipment, (ii) any defect in condition, quality or fitness for use of the Contract Equipment or the Equipment or any damage to or loss thereof, (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Secured Party or Debtor, or any action taken with respect to this Security Agreement by any trustee or receiver of Secured Party or Debtor, or by any court, in any such proceeding, (iv) any invalidity or unenforceability or disaffirmance of this Security Agreement or any provision hereof, (v) any governmental taking or interference

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with use of the Contract Equipment or the Equipment, or (vi) any other occurrence whatsoever, whether similar or dissimilar to the foregoing and whether Debtor has notice or knowledge thereof.

                                    SECTION 5

                            DISCLAIMER OF WARRANTIES

     AS BETWEEN SECURED PARTY AND DEBTOR, SECURED PARTY FINANCES THE CONTRACT EQUIPMENT AND THE EQUIPMENT TO DEBTOR "AS IS" WITHOUT WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO (A) CONDITION, DESIGN, OPERATION, FITNESS FOR USE OR MERCHANTABILITY OF ANY CONTRACT EQUIPMENT OR EQUIPMENT, COMPLIANCE WITH LAWS, QUALITY, CAPACITY, FREEDOM FROM PATENT INFRINGEMENT OR ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OR ABSENCE OF LATENT DEFECTS, (B) FITNESS OF THE CONTRACT EQUIPMENT OR THE EQUIPMENT FOR ANY PARTICULAR PURPOSE OF DEBTOR, (C) DEBTOR'S RIGHT TO THE QUIET ENJOYMENT THEREOF (EXCEPT THAT SECURED PARTY WARRANTS THAT SECURED PARTY WILL NOT DISTURB DEBTOR'S QUIET ENJOYMENT OF THE CONTRACT EQUIPMENT OR THE EQUIPMENT HEREUNDER PROVIDED DEBTOR IS NOT IN DEFAULT HEREUNDER), OR (D) ANY OTHER MATTER WHATSOEVER, IT BEING AGREED THAT ALL RISKS ARE TO BE BORNE BY DEBTOR. Secured Party, without assuming responsibility for compliance by the manufacturer, vendor or dealer of the Contract Equipment or the Equipment, will, on written request by Debtor, ask the manufacturer or the manufacturer's authorized vendor or dealer to authorize Debtor to enforce in Debtor's own name, all warranties, agreements or representations, if any, which may be made by the manufacturer or the manufacturer's authorized vendor to Secured Party. In no event shall any defect in, or unfitness of, the Contract Equipment or the Equipment relieve Debtor of the obligation to make Amortization Payments or to make any other payments required hereunder or under the Progress Payment Note or the Term Loan Notes or of any other obligation hereunder. Without limiting the generality of the foregoing, Secured Party shall not be liable for any defects, either latent or patent, in the Contract Equipment or the Equipment or for any direct, indirect or consequential damage therefrom; Secured Party shall not be liable to Debtor for loss of use of the Contract Equipment or the Equipment or for any interruption in Debtor's business occasioned by the inability to use the Contract Equipment or the Equipment for any reason whatsoever.


                                    SECTION 6

             SECURITY INTEREST; INSPECTION; IDENTIFICATION; REPORTS

     Debtor acknowledges and agrees that (a) Secured Party shall have a security interest in all the Equipment subject to each Security Agreement Schedule and all accessions thereto and such security interest shall vest in and remain with Secured Party for security purposes to secure amounts payable pursuant to such Security Agreement Schedule and the related Term Note, including amounts due hereunder in connection with such Security Agreement Schedule and the enforcement thereof, throughout the term of this Security Agreement insofar as it relates to such Security Agreement Schedule and until all amounts payable hereunder relating to such Security Agreement Schedule and under the related Term Loan Note and thereunder shall have been paid; (b) Debtor will make no claim or assert any right to such Equipment inconsistent with Secured Party's security interest in the Equipment and will make appropriate entries upon its respective books and records reflecting Secured Party's security interest in the Equipment; (c) Debtor, at its expense, will protect and defend Secured Party's security interest in the Equipment from and against all claims, encumbrances, security interests, liens and legal processes; will keep the Equipment free and clear from any and all such claims, encumbrances, security interests, liens and legal processes and will do all things necessary to ensure that Secured Party maintains a perfected first priority security interest in the Equipment; (d) Debtor will now and at any time hereafter, whenever requested by Secured Party, execute and deliver to Secured Party all agreements, instruments and documents, in a form reasonably satisfactory to Secured Party, necessary to consummate fully all of the transactions contemplated herein and necessary for the protection of Secured Party's security interest in the Equipment; (e) Debtor will allow Secured Party to make inspections of the Equipment at such times as Secured Party may reasonably request; and (f) Debtor will make reports in such form and at such times as Secured Party may reasonably require with regard to the Equipment, including but not limited to the use, operation, location and condition of the Equipment.

                                    SECTION 7

                           GRANT OF SECURITY INTEREST

     Debtor hereby grants to Secured Party a security interest in the Equipment subject to each Security Agreement Schedule and all proceeds thereof as collateral security for the payment and performance by Debtor of Debtor's obligations as Debtor under such Security Agreement Schedule, the related Term Loan Note and hereunder to the extent such payment and performance relates to such Security Agreement Schedule. Debtor agrees it will not grant a security interest in such Equipment to any party other than Secured Party.

                                    SECTION 8

                     USE; MAINTENANCE; LOCATION; INSPECTION

     8.1. Debtor agrees that the Equipment will be used only by qualified personnel for lawful purposes and in the normal course of Debtor's business. Debtor shall, with respect to the installation, maintenance, use and operation of the Equipment comply with the provisions of all applicable insurance policies, all pertinent rules, regulations, permits, certificates, ordinances and laws of all governmental or regulatory bodies having jurisdiction over Debtor, the Equipment or the use thereof by Debtor. Debtor shall use the Equipment in a prudent, careful and proper manner, and with respect to the installation, maintenance, use and operation of the Equipment, Debtor shall comply with normal and safe operating procedures for such Equipment, as set forth by any applicable operation manuals or instructions and required to keep all insurance in full force and effect. Debtor shall, at its expense, maintain, inspect, service, repair, overhaul and test the Equipment in accordance with manufacturer's specifications and prudent industry practice (but in any event to the same extent that Debtor would in prudent management of its property, maintain similar property owned or leased by Debtor) so as to keep the Equipment in good, safe and satisfactory repair and order and in the same operating condition and appearance as when received, excepting reasonable wear and tear.

     8.2. Debtor shall, at its sole expense, promptly replace all parts and components of the Equipment which may from time to time become worn out, lost, stolen, destroyed, damaged beyond repair or otherwise rendered unfit for use, each replacement being in at least as good condition as the part being replaced (assuming compliance with the terms of the Security Agreement). All replacement parts and components shall be deemed a part of the Equipment and shall be subject to the terms hereof to the same extent as the replaced parts and components, and Secured Party is hereby granted a security interest in such replacement parts and components without cost or payment.

     8.3. Debtor, at its sole expense, may make alterations and modifications in and additions and improvements to the Equipment provided that no such alteration, modification, addition or improvement eliminates any of the multi-use capabilities, reduces the value or utility, or impairs the warranty, certification, safety or performance of the Equipment. Debtor shall permit the manufacturer of the Equipment to incorporate therein recommended engineering changes that enhance the safety or are necessary to comply with governmental regulations. If any Equipment is delivered to Secured Party under Section 14 hereof, it will be delivered with all recommended engineering changes. Secured Party is hereby granted a security interest in any part or item incorporated in the Equipment as a result of such alteration, modification, addition or improvement without cost or payment. Debtor shall make, at its expense, any alterations or modifications that are required during the term of this Security Agreement to comply with any applicable law or governmental rule or regulation.

     8.4. Each item of Equipment shall be kept primarily at the location specified in the Security Agreement Schedule applicable thereto and shall not be moved from such location without Secured Party's prior written consent, which shall not be unreasonably withheld. Debtor shall not surrender possession of the Equipment to anyone other than Secured Party.

     8.5. If requested, Debtor shall furnish waivers of interests or liens, in form and substance reasonably satisfactory to Secured Party, from all landlords and mortgagees of any premises upon which any Equipment is located.

     8.6. Secured Party shall not be obligated or required to, or to provide or pay for, (a) the service, repair or maintenance of the Equipment, (b) the purchase of parts or accessories for the Equipment, (c) the loan of replacement or substitute equipment while the Equipment is being serviced, (d) the purchase of insurance for Debtor, or (e) the renewal of any license or registration for the Equipment.

                                    SECTION 9

                                    INSURANCE

     Debtor shall at all times during any Term Loan Term and until the Progress Payment Loans, Term Loans and all of the amounts due hereunder and under the Progress Payment Notes and the Term Loan Notes are paid in full at its sole cost and expense, procure and maintain insurance of the types (including without limitation casualty and liability insurance), against the hazards, for the risks, in the amounts and with insurers reasonably acceptable to Secured Party. In no event shall any required casualty insurance policy contain loss payable amounts which are less than the total Unamortized Principal Balances (as specified in all of the Security Agreement Schedules). Insurance policies carried in accordance with this Section 9 shall be subject to deductible amounts and/or retentions for self-insurance in the aggregate not to exceed $250,000 per occurrence. All insurance policies shall name Secured Party and, if applicable, any assignee of Secured Party as additional insureds and loss payees as their respective interests may appear. Debtor shall not materially alter or cancel any policy to the detriment of Secured Party. Debtor shall give prompt notice to Secured Party of any cancellation of any policy and shall replace any cancelled policy immediately. Debtor shall furnish Secured Party with evidence of the required insurance. Debtor shall not make adjustments with insurers except with Secured Party's consent. All risk of loss, theft or destruction or damage to the Equipment shall be on Debtor whether or not insurance has been provided. All insurance shall provide that (a) insurance proceeds shall be paid directly to the party suffering the insured against loss, and (b) Secured Party has the rights but not the obligations of a co-insured or additional insured. Debtor shall not operate or use any Equipment while the required insurance is not in full force and effect. Debtor shall deliver to Secured Party on or prior to the date of this Security Agreement a certificate of insurance evidencing the insurance required by this Section 9 with respect to the Equipment subject to the terms of this Security Agreement on such date, and Debtor shall deliver additional insurance certificates on or no more than thirty (30) days prior to each annual anniversary hereof until all amounts due hereunder and under the Progress Payment Note and the Term Loan Notes are paid in full.


                                   SECTION 10

                             LOSS, DAMAGE OR TAKING

     10.1. Debtor assumes and shall bear the entire risk of loss, destruction, theft or taking of, or damage to, any Contract Equipment or Equipment, from any cause whatsoever. Debtor shall promptly report to Secured Party in writing any loss, destruction, theft, taking of and damage to the Contract Equipment or Equipment, and shall promptly provide copies of all reports or documents made by it relating thereto to Secured Party.

     10.2. In the event that the Equipment shall have been lost, destroyed, stolen or damaged to such an extent that repair thereof is impractical, or in the event of a total taking, which term includes without limitation, seizure, condemnation, requisition or taking of possession of any Equipment by any governmental authority, domestic or foreign, or any agency or political subdivision thereof, Debtor shall pay Secured Party within ninety (90) days after such loss, destruction, theft, damage or taking, an amount equal to the sum of: (a) all Amortization Payments for such Equipment due and unpaid as of, together with Amortization Payments accrued through, the date of such payment; (b) the Unamortized Principal Balance of such Equipment (as specified in the applicable Security Agreement Schedule) as of the date of such payment; (c) accrued taxes and other amounts payable hereunder as of the date of such payment with respect to such Equipment; (d) all costs, expenses, losses and damages incurred or sustained by Secured Party in connection with such loss, destruction, theft, damage or taking, including all amounts Debtor shall be required to pay Secured Party pursuant to any indemnity provisions contained in this Security Agreement;
(e) any other amounts due and payable by Debtor to Secured Party under the terms of the Security Agreement; and (f) interest on all amounts not paid when due under any provision of this Security Agreement at the rate of the lesser of (i) the Prime Rate plus two (2%) percent per annum (computed on the basis of the actual number of days elapsed over a 360 day year); or (ii) the highest rate Debtor may lawfully contract for, be charged and pay. For purposes of this
Section 10, Amortization Payments shall be prorated daily and the Unamortized Principal Balances set forth in the applicable Security Agreement Schedule shall be prorated daily by interpolation on a straight line basis to the date of payment.

          10.3. To the extent that any such loss, destruction, damage, theft or taking is covered by insurance, all proceeds of such insurance, and any payments received from any governmental authority on account of a taking of such Equipment, shall be first applied by Debtor toward satisfaction of the payment to Secured Party or its assignee or mortgagee described in Section 10.2. Upon receipt of such payment in full, the Term Loan Term with respect to the Equipment so lost, destroyed, damaged, taken or stolen shall terminate and (if Debtor is not then in default under this Security Agreement) (a) Debtor shall become entitled to (i) all remaining proceeds of insurance pertaining to such Equipment arising from, and all rights in, insurance policies paid for by Debtor and required hereunder, except such policies insuring or covering liabilities of Secured Party, or any other person named as insured or covered thereby, caused by or arising out of, or in connection with, events, matters or circumstances antedating or existing at the time of such termination, and (ii) all of Secured Party's rights, duties and interest with regard to such Equipment as they exist at the time of termination, without warranty, express or implied, as to any matter whatsoever (and Secured Party agrees to execute and deliver such instruments and to take such other action necessary to transfer any of the foregoing to Debtor, and Debtor agrees to accept such transfer); and (b) Debtor shall be entitled to all remaining payments from any such governmental authority.


          10.4. If any Equipment or any part, component or material thereof shall suffer any loss, destruction, damage or taking, other than as set forth in
Section 10.2 above, Debtor shall at its own expense, promptly restore such Equipment to good and safe condition, repair and working order, including without limitation, replacing all parts, components or materials of such Equipment as shall have been lost, destroyed, damaged or taken with manufacturer-approved parts, components or materials of equal or greater value. In connection with any such repairs or replacements Secured Party will make available to Debtor the proceeds of insurance, if any, that may have actually been received by Secured Party with respect to the loss or damage to the Equipment that necessitated such repairs or replacements, provided that in no event shall Secured Party make available to Debtor any insurance proceeds received by it in excess of the actual cost expended by Debtor in making such repairs or replacements if there shall have occurred and be continuing an Event of Default (as hereinafter defined) or an event which with notice or lapse of time or both shall constitute an Event of Default hereunder.

          10.5. No loss, theft, destruction or damage to, or taking of, the Equipment, however occurring and whether or not the same is covered by insurance, shall relieve Debtor of any of its obligations under this Security Agreement.


                                   SECTION 11

                               GENERAL INDEMNITIES

          Debtor shall and does hereby assume all risks, responsibilities and liabilities arising from Debtor's ownership, possession, use and location of the Contract Equipment or Equipment and shall exonerate Secured Party, its agents, officers, employees and assigns, from, and pay, indemnify and hold them harmless from and against, any and all claims, actions, suits, proceedings, losses, judgments, damages and liabilities, and all costs and expenses in connection therewith or incident thereto (including reasonable attorneys' fees and expenses), for death of or injury to any person whomsoever, or the loss or damage to, or destruction of, any property whatsoever, caused by or arising out of, or in any way connected with or resulting from: (a) any Contract Equipment or Equipment or any property or persons on such Contract Equipment or Equipment,
(b) the design, manufacture, acquisition, selection, delivery, possession, lease, use, control, financing, acceptance, rejection, repair, transportation, sale, condition, operation, storage, maintenance or return of such Contract Equipment or Equipment, at any time during the Security Agreement Term, (c) any patent, trademark or copyright infringement or claim of infringement relating to such Contract Equipment or Equipment, (d) latent or other defects, whether or not discoverable, and (e) negligence of the Secured Party or strict liability in tort. The indemnities contained in this Section shall remain in full force and effect notwithstanding the expiration or other termination of the Security Agreement. Debtor hereby waives any claim against Secured Party on account of any and all such claims.


                                   SECTION 12

                 FEES, TAXES, CERTIFICATES, PERMITS AND LICENSES

          Debtor agrees, at its sole expense, to procure and maintain in effect all licenses, certificates, permits and other approvals and consents required by municipal, state, federal or foreign laws and regulations in connection with the possession, use, maintenance and operation of the Contract Equipment and the Equipment. Debtor further agrees to pay promptly when due all registration, title, license, landing, permit and certificate and all other fees, all assessments, sales, use, gross receipts, property and any and all other taxes or other charges of whatever nature (hereinafter collectively called "Impositions") and by whomever payable (except federal or state taxes levied on Secured Party's net income), now or hereafter imposed by any state, federal, local or foreign governmental authority upon any use, maintenance, ownership, rental, financing, shipment, transportation, delivery or operation of the Contract Equipment and the Equipment or upon or measured by any payments due hereunder. Secured Party and Debtor hereby agree that Debtor will list the Contract Equipment and the Equipment for personal property taxes and Debtor will promptly pay all such taxes when due or reimburse Secured Party for such taxes if Secured Party has previously paid them. In the event any Impositions, or any penalties or interest thereon, shall be paid by Secured Party, or if Secured Party is required to collect and pay any thereof, Debtor shall upon demand by Secured Party promptly reimburse Secured Party for such sums and for any expenses incurred in connection therewith. Secured Party agrees that if, in the opinion of independent counsel selected by Debtor and acceptable to Secured Party (and whose fees and expenses shall be paid by Debtor), a bona fide claim exists to all or a portion of any such Imposition in respect of which Debtor has made payment to Secured Party as aforesaid, Secured Party shall, upon request and at the expense of Debtor, take all such legal action deemed reasonable by such independent counsel in order to sustain such claim, provided, however, that (a) Secured Party shall have the right, in its sole discretion, to select the forum in which any claim is to be litigated; (b) Secured Party shall have the right, at its sole option, to forego any and all administrative appeals; and (c) Secured Party shall not be obligated to take any such legal action unless Debtor shall first have indemnified Secured Party for all liabilities and expenses which may be incurred in connection therewith or related thereto and shall have furnished Secured Party with such reasonable security therefor as Secured Party may request. Unless there shall exist an Event of Default, or an event which with notice or lapse of time or both would constitute an Event of Default, Debtor shall be entitled to the proceeds of the successful prosecution of any such claim.

                                   SECTION 13

                              DEFAULT AND REMEDIES

          13.1. An event of default hereunder (individually, an "Event of Default") shall occur if:

               (a) Debtor fails to pay when due any installment of principal of or interest on any Progress Payment Loan or Term Loan and such failure continues for a period of five (5) days after written notice is given to Debtor; or

               (b) Debtor fails to perform or observe any covenant, material condition or agreement to be performed or observed by it under this Security Agreement (or any other documents executed by Debtor with respect to this Security Agreement), other than for payment of principal of or interest on any Progress Payment Loan or Term Loan or maintaining insurance coverage, and such failure continues for a period of thirty (30) days after written notice is given to Debtor; or

               (c) Debtor fails to maintain any insurance required by the terms hereof; or

               (d) any warranty or representation made in this Security Agreement or any instrument or document executed in connection herewith, by Debtor or other party liable for payment or performance of this Security Agreement, is untrue when made; or

               (e) Debtor ceases doing business as a going concern; makes an assignment for the benefit of creditors; admits in writing its inability to pay its debts as they become due (or such fact is determined by judicial proceedings); commences a voluntary proceeding in bankruptcy; is named as debtor in an involuntary petition in bankruptcy and Debtor fails to have such petition dismissed within sixty (60) days; files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceeding; or consents to or acquiesces in the appointment of a trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets or properties; or Debtor or the holders of its common stock shall take any action contemplating its dissolution or liquidation; or

               (f) Debtor shall fail to make any payment due on any indebtedness or obligation having a principal amount outstanding in excess of $2,500,000.00 or any event shall occur or conditions shall exist in respect of such indebtedness or obligation, or under any agreement securing or relating to such indebtedness or obligation, and the holder or owner of such indebtedness or obligation, or any portion thereof, declares such indebtedness or obligation to be immediately due and payable and Debtor is not contesting the same in a good faith proceeding; or

               (g) Debtor attempts to remove, sell, transfer, sublet, encumber or part with possession of the Contract Equipment or the Equipment or any item thereof in breach of this Security Agreement; or

               (h) any writ or order of attachment or execution or other legal process shall be levied on or charged against any item of Contract Equipment or Equipment and not released or discharged within ninety
          (90) days; or

               (i) a final non-appealable judgment for the payment of money in excess of $2,500,000.00 shall be rendered by a court of competent jurisdiction against Debtor which Debtor does not discharge or for which Debtor does not make provisions for discharge in accordance with the terms thereof within ninety (90) days following the date of entry thereof.

     13.2. The occurrence of any Event of Default shall constitute an event of default with respect to all Progress Payment Loans and all Term Loans and with respect to each and every Security Agreement Schedule, Progress Payment Note, Term Loan Note and this Security Agreement.

     13.3. (a) Upon the occurrence of an Event of Default, Secured Party, at its option, may do one or more of the following:

                    (i) declare this Security Agreement to be in default and the outstanding balance of the Progress Payment Loans, the outstanding balance of all Term Loans and all other amounts hereunder, under the Security Agreement Schedules or under the Progress Payment Note or Term Loan Notes to be immediately due and payable whereupon the same shall be due and payable without any presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or notice of any kind (except notice required pursuant to this Security Agreement or otherwise by law) all of which are hereby waived;

                    (ii) exercise, in respect of the Equipment, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the North Carolina UCC (whether or not the North Carolina UCC applies to the affected Equipment) and also (A) require Debtor to, and Debtor hereby agrees that it will at its expense and upon the request of Secured Party forthwith, assemble all or part of the Equipment as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party and (B) without notice except as specified below, sell the Equipment or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall not be obligated to make any sale of Equipment regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which is was so adjourned;

                    (iii) to the extent permitted by applicable law, bring suit at law, in equity or through other appropriate Proceedings, whether for the specific performance of any covenant or agreement contained in this Security Agreement or any of the other related documents or instruments for an injunction against a violation of any of the terms hereof or thereof, in aid of the exercise of any power granted hereby or thereby, or by law, to recover judgment for any and all amounts due on the Progress Payment Note, the Term Loan Notes, this Security Agreement, the Security Agreement Schedules of the other related instruments or otherwise, including, without limitation, any deficiency remaining after foreclosure hereunder; and

                    (iv) take any other appropriate action to protect and enforce the rights and remedies of Secured Party hereunder, or under or in respect of any other related document or instrument, or otherwise.

          (b) The unpaid principal amount of the Progress Payment Note, the Term Loan Notes and all accrued interest and other sums payable under this

     Security Agreement, the Security Agreement Schedules or any related documents or instruments shall be forthwith payable upon a sale of any portion of the Equipment pursuant to Subsection (a)(ii) of this Section 13.3, and notwithstanding any provision to the contrary contained in this Security Agreement, the Progress Payment Note, the Term Loan Notes, the Security Agreement Schedules or any other related document or instrument. All earnings, revenues, proceeds, rents, issues, profits and income derived pursuant to Subsection (a)(iv) of this Section 13.3 (after deducting costs and expenses of operation and other proper charges), all proceeds of any such sale and all other money and property received or recovered by the Secured Party pursuant to this Section 13.3 with respect to the Equipment shall be held and applied as set forth in Section 13.4 hereof.

          (c) The power to effect any sale under this Section 13.3 shall not be exhausted by any one or more sales as to any portion of the Equipment remaining unsold, but shall continue unimpaired until all of the Equipment shall have been sold or all of the obligations hereunder or under any related documents or instruments shall have been paid in full.

          (d) Secured Party may bid for and acquire any portion of the Equipment in connection with a sale thereof under this Section 13.3, and may pay all or part of the purchase price by crediting against amounts owing hereunder or under any related documents or instruments, all or part of the net proceeds of such sale after deducting the costs, charges and expenses incurred by Secured Party in connection with such sale. The notes need not be produced in order to complete any such sale or effect such credit. Secured Party may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.


          (e) Secured Party shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Equipment in connection with a sale thereof under this Section 13.3. In addition, Debtor hereby irrevocably appoints Secured Party its agent and attorney-in-fact to transfer and convey its interest in any portion of the Equipment in connection with such a sale thereof and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain Secured Party's authority, inquire into the satisfaction of any condition precedent or see to the application of any monies.

          (f) Secured Party's right to seek and recover judgment on the obligations hereunder or under any documents or instruments executed in connection herewith shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Security Agreement. Neither the lien of this Security Agreement nor any rights or remedies of Secured Party shall be impaired by the recovery of any judgment by Secured Party against Debtor or by the levy of an execution under such judgment upon any portion of the Equipment.

          (g) All rights and remedies from time to time conferred upon or reserved to the Secured Party are cumulative, and none is intended to be exclusive of another and shall be in addition to every other right or remedy permitted by law. No delay or omission in insisting upon the strict observance or performance of any provision of this Security Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient in any combination and order desired by Secured Party.

     13.4 All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to this Security Agreement) in whole or in part by Secured Party against, all or any part of the amounts due under the particular Term Loan Note and other obligations relating to the Security Agreement Schedule relating to the Equipment sold, collected from or realized upon in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

     13.5 (a) Debtor consents to the appointment of one or more receivers of all or part of the Equipment, upon the request of Secured Party, if an Event of Default shall have occurred and shall be continuing.

          (b) To the extent permitted by law, Debtor hereby waives its right to seek, and hereby agrees that it will not seek or derive any benefit or advantage from, any of the following whether now existing or hereafter in effect:

                  (i) any stay, extension, moratorium or similar law with
               respect to the Equipment or the obligations hereunder or under any related documents;

                 (ii) any law allowing for the redemption of any portion of the
               Equipment after a sale thereof under Section 13.3 hereof; and

                (iii) any right to have any portion of the Equipment after an
               Event of Default shall have occurred and shall be continuing.

          (c) Debtor covenants not to hinder, delay or impede the exercise of any right or remedy of Secured Party under or in respect of this Security Agreement and agrees to suffer and permit the exercise of each such remedy.

          (d) If on the date of any repossession hereunder, any Equipment is damaged, lost, stolen or destroyed, or subject to any levy, seizure, assignment or application for sale for or by any creditor or governmental agency, Debtor shall also be liable to Secured Party as provided in
     Section 10 with regard to such Equipment, less the amount of any insurance recovery received by Secured Party in connection therewith. TO THE EXTENT PERMITTED BY LAW, DEBTOR HEREBY WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY SECURED PARTY IN THE EVENT OF A DEFAULT HEREUNDER BY DEBTOR.

     13.6. The subsequent acceptance of Amortization Payments by Secured Party shall not be deemed a waiver of any prior existing Event of Default by Debtor regardless of Secured Party's knowledge of such prior existing Event of Default at the time of acceptance of Amortization Payments. No right or remedy conferred upon or reserved to Secured Party by this Security Agreement shall be exclusive of any other right or remedy herein or provided by law. All rights and remedies of Secured Party conferred upon Secured Party by this Security Agreement or by law shall be cumulative and in addition to every other right and remedy available to Secured Party.

     13.7. Upon the occurrence of any Event of Default, Debtor will pay to Secured Party a reasonable sum for attorneys' fees and such out of pocket costs and expenses as shall have been reasonably incurred by Secured Party in the enforcement of any right or privilege hereunder.

     13.8. The parties agree that (a) in the event it becomes necessary for Secured Party to repossess and sell or otherwise dispose of Equipment in whole or in part pursuant to the terms of this Section 13, Secured Party shall have the right to exercise any or all of the rights, remedies and powers of a secured party as provided under the Uniform Commercial Code after default by a debtor and to apply the proceeds thereof toward payment of any cost and expenses thereby incurred by Secured Party and toward payment of any liability of Debtor to Secured Party; (b) to the extent any notice of sale or other disposition of Equipment may be required by law and cannot be waived as provided in Section 13 hereof, Debtor agrees that if such notice is mailed to Debtor five days in advance of the date of such sale or other disposition or the time after which any private sale is to be made, such notice shall be considered commercially reasonable and shall fully satisfy all requirements for the giving of such notice; (c) Debtor shall provide Secured Party with such financing statements covering the Equipment as Secured Party shall request; and (d) upon the occurrence of an Event of Default, Debtor shall assemble the Equipment.


                                   SECTION 14

                         DELIVERY OF EQUIPMENT; STORAGE

     14.1. Upon the demand by Secured Party pursuant to Section 13 hereof Debtor will at its own cost and expense deliver such Equipment to Secured Party at a point designated by Secured Party in the continental United States in as good, safe and satisfactory operating order, repair, condition and appearance as when delivered to Debtor, ordinary and reasonable wear and tear only excepted.

     14.2. In the event Debtor does not deliver the Equipment to Secured Party in the condition described in Section 14.1 above, Secured Party may, without limiting its remedies hereunder on account of such failure, make any repairs or replacements necessary to restore such Equipment to said condition, and Debtor shall immediately reimburse Secured Party for the expense of any such repairs or restoration.


                                   SECTION 15

                        ASSIGNMENT AND SECURITY INTEREST

     15.1. Debtor acknowledges and understands that the terms and conditions of this Security Agreement have been fixed by Secured Party in anticipation of its being able to assign, at its sole election and at any time, its interests in and to all or some of the this Security Agreement, the loans made hereunder and the Equipment financed hereunder and to grant a security interest in and to all or some of this Security Agreement and the loans made hereunder to one or more lending institutions, or an agent or trustee representing such lending institutions, or to others having an interest in this transaction, all or some of which will rely upon and be entitled to the benefit of the provisions of this
Section 15; provided however, that Debtor shall not assign this Security Agreement or related loans to a company substantially engaged in the semi-conductor manufacturing business without the consent of the Debtor. In consideration of the provisions hereof, Debtor agrees with Secured Party and with such lending institutions and/or such other party (for whose benefit this covenant is expressly made) to do as follows: (a) to recognize any such assignment; (b) to accept the directions or demands of such assignee in place of those of Secured Party; (c) to surrender any Equipment only to such assignee;
(d) to pay all amounts payable hereunder, without set off, abatement, or other claim of any kind, and to do any and all things required of Debtor hereunder and not to terminate this Security Agreement, except as expressly allowed herein, notwithstanding any default by Secured Party or the existence of any other offset as between Secured Party and Debtor or the existence of any other liability or obligation of any kind or character on the part of Secured Party to Debtor whether or not arising hereunder; (e) not to require any assignee of this Security Agreement to perform any duty, covenant or condition required to be performed by Secured Party under the terms of this Security Agreement which have not been assigned to the assignee, all rights of Debtor in such connection aforesaid being hereby waived as to any and all of such assignees; and (f) to execute any documents (or consents to the assignment) which Secured Party may reasonably request in order to effectuate the foregoing. NOTHING HEREINABOVE REGARDING A COLLATERAL ASSIGNMENT, MORTGAGE OR SECURITY INTEREST SHALL RELIEVE SECURED PARTY FROM ITS OBLIGATIONS TO DEBTOR HEREUNDER; PROVIDED, HOWEVER, THAT UPON SECURED PARTY'S SALE OF ALL ITS RIGHT AND INTEREST IN THE EQUIPMENT AND ASSIGNMENT OF ALL ITS RIGHT AND INTEREST HEREUNDER, SECURED PARTY SHALL BE RELIEVED OF ALL ITS DUTIES AND OBLIGATIONS TO DEBTOR HEREUNDER ARISING AFTER THE EFFECTIVE DATE OF SUCH SALE AND ASSIGNMENT TO THE EXTENT SUCH DUTIES AND OBLIGATIONS ARE ASSUMED BY THE ASSIGNEE. ANY ASSIGNMENT, MORTGAGE OR SECURITY INTEREST OR ANY OTHER PARTIAL ASSIGNMENT OR TRANSFER OF SECURED PARTY'S RIGHT AND INTEREST HEREUNDER SHALL BE SUBJECT AND

SUBORDINATE TO THE TERMS AND PROVISIONS OF THIS SECURITY AGREEMENT AND THE RIGHTS AND INTERESTS OF DEBTOR HEREUNDER.

          15.2. Debtor may not assign or sublease or otherwise transfer all or any part of this Security Agreement, the Contract Equipment or the Equipment without the prior written consent of Secured Party.


                                   SECTION 16

                                     NOTICES

     All notices or other communications hereunder shall be in writing and delivered in person or mailed to the party to whom directed at the address specified below or at such other address as a party shall have specified by written notice to the other. Notices pursuant to Section 13 shall be delivered in person, sent by certified or registered mail or telefaxed (with copies of such telefaxed materials sent by certified or registered mail on the same day).

if to Secured Party, at:

                    NationsBanc Leasing Corporation of North Carolina NationsBank Corporate Center, NC1-007-12-01
                    100 North Tryon Street
                    Charlotte, North Carolina 28255

                         Attention:  Manager, Corporate Lease Administration

                    Telephone:  (704) 386-7783
                    Telecopy:  (704) 386-0892
if to Debtor, at:

                         International Rectifier Corporation
                         233 Kansas Street
                         El Segundo, CA 90245

                                   Attention: Treasury Department

                         Telephone:  (310) 607-8853
                         Telecopy:  (310) 640-6575

                                   SECTION 17

                      FINANCIAL STATEMENTS; OTHER REPORTS

     Debtor shall deliver to Secured Party, until all amounts outstanding or due and payable under the Progress Payment Note, the Term Loan Note, this Security Agreement, the Security Agreement Schedules and any related documents or instruments have been paid in full, (i) within 90 days after the last day of each fiscal quarter except the fourth quarter, unaudited quarterly financial reports including the consolidated balance sheets of Debtor and its subsidiaries, each as of the end of such quarterly period and consolidated statements of income, retained earnings and cash flows for the quarter then ended and for the year to date of Debtor and its subsidiaries, each setting forth in each case comparative consolidated financial statements for the corresponding quarterly period in the preceding year and the year to date all prepared in accordance with generally accepted accounting principles applied on a consistent basis; PROVIDED, so long as Debtor is required to file Form 10-Q with the Securities and Exchange Commission and further provided Debtor delivers such Form 10-Q to Secured Party within 90 days after the end of each fiscal quarter, the requirements of this clause (i) will be deemed to have been satisfied, and (ii) within 120 days after the end of each fiscal year, audited year end financial reports including consolidated balance sheets of Debtor and its subsidiaries each as of the end of such fiscal year, and the notes thereto, and consolidated statements of income, retained earnings and cash flows for the year then ended of Debtor and its subsidiaries and the notes thereto, and setting forth in each case comparative consolidated financial statements for the corresponding period in the preceding year, all prepared in accordance with generally accepted accounting principles consistently applied and containing, with respect to such consolidated financial reports, opinions regarding Debtor satisfactory to Secured Party of a firm of independent certified public accounts of national prominence selected by Debtor, as the case may be; PROVIDED, so long as Debtor is required to file Form 10-K with the Securities and Exchange Commission and further provided Debtor delivers such Form 10-K to Secured Party within 120 days after the end of each fiscal year, the requirements of this clause (ii) will be deemed to have been satisfied. Debtor shall promptly advise Secured Party of any event, fact or condition that could, if determined adversely, have a material adverse effect on Debtor or its business condition or prospects. Debtor shall furnish to Secured Party from time to time such other information about its financial condition, business affairs and operations as Secured Party may reasonably request.

                                   SECTION 18

                            DEBTOR'S REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

     Debtor represents, warrants and covenants that:

     18.1. Debtor is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power, authority and legal right to own the Equipment, to grant security interests in the Equipment, to conduct its business as is now being conducted and to execute, deliver and perform its obligations under the Security Agreement, and each other document or instrument to which it is a party or to which it may become a party pursuant to this Security Agreement. Debtor is fully qualified to do business and is in good standing in each jurisdiction (i) in which the Equipment is or will be located and (ii) in which the failure to be in good standing would not have a material adverse effect on the business or operations of Debtor.

     18.2. The execution, delivery and performance by Debtor of the Security Agreement and each other document or instrument to which it is a party or to which it may become a party pursuant to this Security Agreement are within Debtor's corporate powers, have been duly authorized by all requisite corporate action, do not contravene Debtor's charter or bylaws or any law, governmental rule or regulation, or any order, writ, injunction, decrees, determination or award currently in effect applicable to, or any contractual restriction binding on or affecting, Debtor or any of its properties, including without limitation the Contract Equipment or the Equipment, and do not result in or require the creation of any lien, security interest, right of acceleration, charge or encumbrance (other than pursuant to this Security Agreement) upon or with respect to any of its properties.

     18.3. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Debtor of this Security Agreement or any other document or instrument to which it is a party or to which it may become a party pursuant to this Security Agreement.

     18.4. The Security Agreement and each other document or instrument to which Debtor is a party or to which it may become a party pursuant to this Security Agreement are, or will be when executed and delivered by Debtor, the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms.

     18.5. Debtor is not currently insolvent, as defined in 11 U.S.C. 100(26) nor will it be rendered insolvent by virtue of entering into the Security Agreement or any other document or instrument to which it is a party or carrying out any of the transactions contemplated hereby or thereby.

     18.6. Each financial statement of Debtor which has been furnished to Secured Party fairly presents the financial condition of Debtor as at the date of such financial statement. There has been no material adverse change in Debtor's business, condition or operations (financial or otherwise) since the date of the most current financial statements delivered to Secured Party by Debtor.

     18.7. Except as has been disclosed in Debtor's SEC filings on Forms 10-K, 10-Q or 8-K, to Debtor's knowledge there is no pending or threatened action or proceeding affecting Debtor or any of its properties before any court, governmental agency or arbitrator which may materially and adversely affect the business, condition or operation (financial or otherwise) of Debtor or any of its properties or which purports to affect the validity or enforceability of the Security Agreement or any other document or instrument to which it is a party or to which it may become a party pursuant to this Security Agreement.

     18.8. Debtor is not a party to, or bound by, any contract, agreement or instrument that would conflict with this Security Agreement or any other contracts, agreements or instruments executed or which may be executed in connection with the transactions contemplated by this Security Agreement.

     18.9. Debtor has agreed, and hereby acknowledges, to accept service of process at its address set forth in Section 16 hereof in connection with any proceeding initiated by Secured Party.

     18.10. There shall be no change in the ownership or control of Debtor unless the succeeding or surviving entity fully assumes the obligations of Debtor in writing and the tangible net worth of the succeeding or surviving entity immediately after the change in the ownership or control of Debtor is substantially equal to or greater than Debtor's tangible net worth immediately prior to such change in ownership or control.

     18.11. There shall not occur, without the prior written consent of Secured Party, which will not be unreasonably withheld, any sale, transfer or other disposition (by operation of law or otherwise, or in one or a series of transactions) of a substantial part of the assets of Debtor.

     18.12. Debtor has its principal place of business at 233 Kansas Street, El Segundo, CA 90245.

                                   SECTION 19

                                EARLY TERMINATION

     Except upon the occurrence of a total loss of an item of Equipment or a declaration that all but not less than all of the Equipment pertaining to a specific Security Agreement Schedule is obsolete or surplus to its needs, Debtor may not prepay the loans with respect to any Security Agreement Schedule without the prior written consent of the Secured Party which will not be unreasonably withheld. So long as no Event of Default (or event which with notice or lapse of time or both would constitute an Event of Default) shall have occurred and be continuing, Debtor may upon ninety (90) days prior written notice to Secured Party that all but not less than all of the Equipment subject to a specific Security Agreement Schedule has in the reasonable judgment of Debtor, as certified by a responsible official of Debtor, become surplus or obsolete to the needs of Debtor, elect to prepay the Term Loan secured by such Equipment (an "Early Termination") on the date specified in such notice or such consent (the "Early Termination

Date"). On such Early Termination Date Debtor shall pay to Secured Party an amount equal to the sum of: (a) all Amortization Payments for such Equipment due and unpaid, together with Amortization Payments accrued through the date of such Early Termination; (b) the Termination Value of the Equipment as of the date of such early termination; (c) an amount equal to accrued taxes and other amounts payable hereunder by Debtor with respect to such Equipment; (d) all costs, expenses, losses and damages incurred or sustained by Secured Party in connection with such early termination and all amounts such Debtor shall be required to pay Secured Party pursuant to any indemnity provision contained in this Security Agreement; and (e) interest on each of the foregoing and on all amounts not paid when due under any provision contained in the Security Agreement at the rate of the lesser of (i) the Prime Rate plus two percent (2%) per annum (computed on the basis of the actual number of days elapsed over a 360 day year or (ii) the highest rate Debtor may lawfully contract for, be charged and pay. For purposes of this Section 19, Amortization Payments shall be prorated daily and the Termination Values set forth in the applicable Security Agreement Schedule shall be prorated daily by interpolation on a straight line basis to the date of payment.


                                   SECTION 20

                             END OF TERM OBLIGATIONS

     At the end of each Term Loan Term, Debtor shall pay all outstanding principal and interest on such Term Loan and upon such payment in full and the payment of all other amounts hereunder and under the Security Agreement Schedule, Term Loan Note and other documents and instruments relating to such Term Loan, Secured Party shall release its security interest on the Equipment relating to such Term Loan.


                                   SECTION 21

                                    EXPENSES

     The Debtor agrees, whether or not the transaction contemplated hereby is consummated, to pay the reasonable fees (up to $7,500) and expenses of Fennebresque, Clark, Swindell & Hay, Secured Party's special counsel, incurred in connection with the preparation and negotiation of this Security Agreement and the documents related thereto. In addition, Debtor agrees to pay the Secured Party's reasonable attorneys fees and out-of-pocket expenses with respect to any modification or enforcement of this Security Agreement or any provision hereof.

                                   SECTION 22

                            FEDERAL TAX CONSEQUENCES

     It is expressly agreed that for Federal income tax purposes Debtor and Secured Party entered into this Security Agreement intending it to be characterized as a mere financing and for Debtor to be considered the owner of the Equipment for such tax purposes; PROVIDED, HOWEVER Secured Party makes no representation or warranty as to the availability of such tax treatment. Consistent with this, Debtor intends to claim the cost recovery deductions associated with the Equipment, and Secured Party agrees not take an inconsistent position on its Federal income tax returns.

                                   SECTION 23

                                  MISCELLANEOUS

     Secured Party and Debtor hereby confirm their intent that the Equipment shall always remain and be deemed personal property even if any of such Equipment may hereafter become attached or affixed to realty. This Security Agreement may not be amended except in writing and shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Any forbearance or indulgence by Secured Party hereunder shall not constitute a waiver of any of its rights or remedies. Any provision of this Security Agreement which is unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Time is of the essence with respect to all the provisions of this Security Agreement. Section headings are for convenience only and do not define or limit the terms thereof. If Debtor fails to pay or perform any obligations payable or performable under this Security Agreement, Secured Party, at its option, may cure such failure at Debtor's expense. This Security Agreement is noncancelable except as provided herein. All sums payable by Debtor under this Security Agreement not paid when due shall accrue interest at the lesser of (i) the Prime Rate plus two (2%) percent per annum (computed on the basis of the actual number of days elapsed over a 360 day year); or (ii) the highest rate Debtor may lawfully contract for, be charged and pay. This Security Agreement shall be governed and construed in accordance with the laws of the State of North Carolina. This Security Agreement shall become binding on Secured Party only upon Secured Party's execution hereof and delivery of a counterpart hereof to Debtor.

      THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Security Agreement consists of the foregoing and all Schedules attached hereto, and correctly sets forth the entire agreement of the parties as to the subject matter hereof. By execution hereof each signer certifies that he has read this Security Agreement and that he is duly authorized to execute it in the capacity set forth below.

                                   DEBTOR:

                                   INTERNATIONAL RECTIFIER CORPORATION

                                   By: /s/ Michael P. McGee
                                      ----------------------------------
                                   Title: VICE PRESIDENT & CFO
                                          ------------------------------



                                   SECURED PARTY:

                                   NATIONSBANC LEASING CORPORATION OF
                                   NORTH CAROLINA


                                   By: /s/  M. Randall Ross
                                      ----------------------------------
                                   Title: SENIOR VICE PRESIDENT
                                         -------------------------------

                                    EXHIBIT A

                          PROGRESS PAYMENT LOAN REQUEST


     Reference is made to that certain Security Agreement dated July 1, 1994 between INTERNATIONAL RECTIFIER CORPORATION ("Debtor") and NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA ("Secured Party").

     Debtor hereby requests that Secured Party make a Progress Payment Loan to Debtor in the following amount: $______________________________.

     The Progress Payment Loan is to be disbursed as follows:

     1.   DISBURSEMENTS TO VENDORS:

     VENDOR                CONTRACT EQUIPMENT                  AMOUNT





     2.   DISBURSEMENTS TO DEBTOR:

     The Debtor certifies that the amount of the Progress Payment Loan advanced to Debtor is in reimbursement for funds advanced by Debtor to the following vendors:

     VENDOR                CONTRACT EQUIPMENT                 AMOUNT




     True copies of invoices, purchase orders, evidence of payments due to vendors, payments made by Debtor to vendors or other evidence relating to the purchase of the Contract Equipment are attached hereto.


                                   INTERNATIONAL RECTIFIER CORPORATION

                                   By:
                                      -----------------------------------
                                   Title:
                                         --------------------------------

                                    EXHIBIT B

                           SECURITY AGREEMENT SCHEDULE


This Security Agreement Schedule Number ___________ is dated ____________, 199__ , and is executed by INTERNATIONAL RECTIFIER CORPORATION ("Debtor") and NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA ("Secured Party") as a schedule to Security Agreement between Secured Party and Debtor dated
July 1, 1994 and hereby incorporates by reference all of the terms, conditions and provisions thereof.

1.   EQUIPMENT FINANCED:

2.   EQUIPMENT LOCATION:

3.   COST OF EQUIPMENT:
     a.   Cost:
     b.   Sales Tax:

          Total Cost of Equipment:

4.   TERM LOAN:

     Term Loan Amount:

     Term Loan Commencement Date:

     Term Loan Maturity Date:

     The "Term Loan Term" shall be ___________________, beginning on the Term Loan Commencement Date and ending on the Term Loan Maturity Date, both dates inclusive.

5.   AMORTIZATION PAYMENTS:

     Amortization Payment Amount:

     Frequency of Amortization Payments:

     Number of Consecutive Amortization Payments:

     Interest Rate:

     Amortization Payment Dates:

     First Amortization Payment Date:

     Last Amortization Payment Date:

6.   FINAL PAYMENT AMOUNT:

7.   UNAMORTIZED PRINCIPAL BALANCES: See Annex A

8.   TERMINATION VALUES: See Annex A

     Debtor acknowledges and certifies solely to Secured Party that all of the Equipment described hereinabove has been: (i) delivered to Debtor at the Equipment Location specified above; (ii) thoroughly examined and inspected to the complete satisfaction of Debtor; (iii) unconditionally accepted by Debtor, in the condition received, for all purposes of the Security Agreement; (iv) found by Debtor to be in good operating order, repair and condition; (v) found to be of the size, design, quality, type and manufacturer selected by Debtor; and (vi) found to be and is wholly suitable for Debtor's purposes. Debtor further acknowledges and certifies that Secured Party has made no warranty, express or implied, with respect to the Equipment or its delivery, and that the insurance coverage required by Section 9 of the Security Agreement is in full force and effect with respect to the Equipment, and that the insurance policies or certificates evidencing such coverage have been delivered to Secured Party. Debtor further acknowledges, certifies and agrees that the Equipment is subject to the security interest granted by the Security Agreement, that such security interest in favor of Secured Party is a first priority security interest and that the Equipment is free of all liens, encumbrances or security interests other than the security interest in favor of Secured Party. The official signing this Security Agreement Schedule for Debtor certifies to Secured Party that (a) no default or Event of Default has occurred and is continuing, (b) no material adverse change has occurred in the business, condition or operations of Debtor (financial or otherwise) since the date of the last financial statements of Debtor, (c) no event has occurred or exists which would impair the ability of Debtor to pay and perform its obligations under the Security Agreement and
(d) the representations and warranties of Debtor in the Security Agreement are true and correct as of the date hereof.

IN WITNESS WHEREOF, the parties hereto, as of the day and year first above written, have caused this Security Agreement Schedule to be executed in their respective corporate names by their duly authorized officials.


NATIONSBANC LEASING CORPORATION          INTERNATIONAL RECTIFIER
OF NORTH CAROLINA                        CORPORATION
(Secured Party)                          (Debtor)


By:                                      By:
   -------------------------------          ------------------------------------
Title:                                   Title:
      ----------------------------             ---------------------------------

                                   ANNEX A
                                     TO
                   SECURITY AGREEMENT SCHEDULE NUMBER _____
                          Dated as of________, 199__
                                   between
               INTERNATIONAL RECTIFIER CORPORATION, as Debtor
    NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, as Secured Party

                                                 Unamortized
Amortization   Interest   Principal Amortization  Principal     Termination
Payment Date   Component  Component   Payment     Balance          Value
- - - ------------   ---------  --------- ------------  -----------   -----------

                                   EXHIEBIT C
                                       TO
                               SECURITY AGREEMENT
                            Dated as of July 1, 1994
                                     between
                  INTERNATIONAL RECTIFIER CORPORATION, as Debtor
      NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, as Secured Party

                              PROGRESS PAYMENT NOTE

$3,000,000.00                                                      July 1, 1994


     FOR VALUE RECEIVED, the undersigned INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation ("Debtor") HEREBY PROMISES TO PAY to the order of NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Secured Party"), the principal sum of Three Million Dollars ($3,000,000), or so much thereof as shall be advanced or readvanced pursuant to Section 1.1 the Security Agreement dated the date hereof (the "Security Agreement") between Debtor and Secured Party, on the Final Commencement Date or on such earlier date provided below.

     All payments shall be payable, in lawful money of the United States and in immediately available funds without setoff or counterclaim, to Secured Party at its office at NationsBank Corporate Center, 100 North Tryon Street, NC1-007-12-01, Charlotte, North Carolina 28255, or such other location as the holder thereof shall notify Debtor in writing. funds.

     Debtor promises to pay interest on the principal amount remaining unpaid hereunder from the date hereof until said principal amount becomes due, payable monthly in arrears on the last day of each month, on the dates provided in the last two sentences of this paragraph and on maturity hereof at the rate of equal to the lesser of (i) the Prime Rate (computed on the basis of the actual number of days elapsed over a year of 360 days or (ii) the highest rate Debtor may lawful contract for, be charged and pay. The interest rate shall change on the same day as the Prime Rate changes. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the day when due until said principal amount is paid in full, payable on demand at the rate equal to the lesser of (ii) the Prime Rate plus two percent (2%) per annum (computed on the basis of the actual number of days elapsed over a 360 day year) or (i) the highest rate Debtor may lawfully contract for, be charged and pay (the "Overdue Rate"). "Prime Rate" is defined as the interest rate announced publicly in Charlotte, North Carolina by NationsBank of North Carolina, N.A., which is not necessarily the lowest or best rate offered by NationsBank of North Carolina, N.A. Interest and principal with respect to each Progress Payment Loan with respect to an item of Contract Equipment that becomes Equipment subject to a Term Loan shall be paid on the Term Loan Commencement Date relating to that Contract Equipment. In the event an item of Contract Equipment shall not become Equipment subject to the Security Agreement on or prior to the Final Commencement Date, Debtor shall pay the remaining outstanding balance together with interest on the Final Commencement Date.

      Each payment made under this Note that includes principal shall be applied first to the payment of all accrued and unpaid interest and then to the payment of unpaid principal.

     This Note is the Progress Payment Note referred to in, and is entitled to the benefits of the Security Agreement, dated as of July 1, 1994 (the "Security Agreement"), between Debtor and Secured Party. All terms and provisions of the Security Agreement are deemed to be a part of this Note as though they were reproduced herein. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Security Agreement. The Security Agreement contains provisions, among others, for the acceleration of the maturity hereof upon the happening of certain stated events. This Note may be prepaid only as permitted by the Security Agreement or if Secured Party, at its sole discretion, shall allow such prepayment any prepayment shall include additional amounts required by the Security Agreement. The aggregate unpaid amount of Progress Payment Loans evidenced by this Note and other payments, receipts and applications reflected by the notations made in the Secured Party's business records shall be conclusive evidence of the principal amount of the Progress Payment Loans owing and unpaid and of the other payments, receipts and applications.

     The references made herein to the Security Agreement shall neither affect nor impair the absolute and unconditional obligation of Debtor to make payments when due. Debtor, and each endorser or accommodation party hereto, or guarantor hereof, jointly and severally waive presentment, demand, notice of intention to accelerate, notice that acceleration has occurred, protect and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     Should any of the indebtedness represented by this Note be collected in any proceeding, or this Note be placed in the hands of attorneys for collection after default, Debtor agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     Notwithstanding any provision to the contrary contained herein, Debtor (i) shall be fully liable for the payment of all indebtedness outstanding hereunder or under the Security Agreement; and (ii) nothing contained herein shall relieve Debtor from liability resulting from its breach of any representation, covenant or warranty contained in the Security Agreement.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                             INTERNATIONAL RECTIFIER CORPORATION


                             By:
                                ---------------------------------
                             Name (Printed):
                                            ---------------------
                             Title:
                                   ------------------------------


ATTEST:


By:
   -----------------------------
Title:
      --------------------------

             (Corporate Seal)

                                    EXHIBIT D
                                       TO
                               SECURITY AGREEMENT
                            Dated as of July 1, 1994
                                     between
                 INTERNATIONAL RECTIFIER CORPORATION, as Debtor
NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, as Secured Party

                                 TERM LOAN NOTE

$_________________                                               _____, 199___


     FOR VALUE RECEIVED, the undersigned INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation ("Debtor") HEREBY PROMISES TO PAY to the order of NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Secured Party"), the principal sum of ______________ and ___/100
Dollars ($________________) in (__) consecutive installments of principal and interest; each in the amount of ($ __________________) commencing on _______ and ending on ____________ (each such date, an "Amortization Payment Date"); and with an additional installment of principal in the amount of __________________ Dollars ( - ) on________________; PROVIDED, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount hereof.

     All payments shall be payable, in lawful money of the United States and in immediately available funds without setoff or counterclaim, to Secured Party at its office at NationsBank Corporate Center, 100 North Tryon Street, NC1-007-12-01, Charlotte, North Carolina 28255, or such other location as the holder thereof shall notify Debtor in writing.

     Debtor promises to pay interest on the principal amount remaining unpaid hereunder from the date hereof until said principal amount becomes due, payable on each of the above-listed Amortization Payment Dates, at the rate of _______ (_%) per annum (computed on the basis of the actual number of days elapsed over a year of 360 days). Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the day when due until said principal amount is paid in full, payable on demand at the rate equal to the lower of (i) Prime Rate plus two percent (2%) per annum or (ii) the highest rate Debtor may lawfully contract for, be charged and pay (the "Overdue Rate"). "Prime Rate" is defined as the interest rate announced publicly in Charlotte, North Carolina by NationsBank of North Carolina, N.A., which is not necessarily the lowest or best rate offered by NationsBank of North Carolina, N.A.

     Each payment made under this Note shall be applied first to the payment of all accrued and unpaid interest and then to the payment of unpaid principal.

     This Note is a Term Loan Note referred to in, and is entitled to the benefits of the Security Agreement, dated as of July 1, 1994 (the "Security Agreement"), between Debtor and Secured Party. All terms and provisions of the Security Agreement are deemed to be a part of this Note as though they were reproduced herein. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Security Agreement. The Security

Agreement contains provisions, among others, for the acceleration of the maturity hereof upon the happening of certain stated events. This Note may be prepaid only as permitted by the Security Agreement or if Secured Party, at its sole discretion, shall allow such prepayment. Any prepayment shall include additional amounts required by the Security Agreement.

     The references made herein to the Security Agreement shall neither affect nor impair the absolute and unconditional obligation of Debtor to make payments when due. Debtor, and each endorser or accommodation party hereto, or guarantor hereof, jointly and severally waive presentment, demand, notice of intention to accelerate, notice that acceleration has occurred, protect and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     Should any of the indebtedness represented by this Note be collected in any proceeding, or this Note be placed in the hands of attorneys for collection after default, Debtor agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     Notwithstanding any provision to the contrary contained herein, Debtor (i) shall be fully liable for the payment of all indebtedness outstanding hereunder or under the Security Agreement; and (ii) nothing contained herein shall relieve Debtor from liability resulting from its breach of any representation, covenant or warranty contained in the Security Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                                   INTERNATIONAL RECTIFIER CORPORATION


                                   By:
                                      -----------------------------------
                                   Name (Printed):
                                                  -----------------------
                                   Title:
                                         --------------------------------

ATTEST:


By:
   -------------------------------
Title:
      ----------------------------
             (Corporate Seal)

                              PROGRESS PAYMENT NOTE

$3,000,000.00                                                       July 1, 1994


     FOR VALUE RECEIVED, the undersigned INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation ("Debtor") HEREBY PROMISES TO PAY to the order of NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Secured Party"), the principal sum of Three Million Dollars ($3,000,000), or so much thereof as shall be advanced or readvanced pursuant to Section 1.1 the Security Agreement dated the date hereof (the "Security Agreement") between Debtor and Secured Party, on the Final Commencement Date or on such earlier date provided below.

     All payments shall be payable, in lawful money of the United States and in immediately available funds without setoff or counterclaim, to Secured Party at its office at NationsBank Corporate Center, 100 North Tryon Street, NC1-007-12-01, Charlotte, North Carolina 28255, or such other location as the holder thereof shall notify Debtor in writing. funds.

     Debtor promises to pay interest on the principal amount remaining unpaid hereunder from the date hereof until said principal amount becomes due, payable monthly in arrears on the last day of each month, on the dates provided in the last two sentences of this paragraph and on maturity hereof at the rate of equal to the lesser of (i) the Prime Rate (computed on the basis of the actual number of days elapsed over a year of 360 days or (ii) the highest rate Debtor may lawful contract for, be charged and pay. The interest rate shall change on the same day as the Prime Rate changes. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the day when due until said principal amount is paid in full, payable on demand at the rate equal to the lesser of (ii) the Prime Rate plus two percent (2%) per annum (computed on the basis of the actual number of days elapsed over a 360 day year) or (i) the highest rate Debtor may lawfully contract for, be charged and pay (the "Overdue Rate"). "Prime Rate" is defined as the interest rate announced publicly in Charlotte, North Carolina bv NationsBank of North Carolina, N.A., which is not necessarily the lowest or best rate offered by NationsBank of North Carolina, N.A. Interest and principal with respect to each Progress Payment Loan with respect to an item of Contract Equipment that becomes Equipment subject to a Term Loan shall be paid on the Term Loan Commencement Date relating to that Contract Equipment. In the event an item of Contract Equipment shall not become Equipment subject to the Security Agreement on or prior to the Final Commencement Date, Debtor shall pay the remaining outstanding balance together with interest on the Final Commencement Date.

     Each payment made under this Note that includes principal shall be applied first to the payment of all accrued and unpaid interest and then to the payment of unpaid principal.

     This Note is the Progress Payment Note referred to in, and is entitled to the benefits of the Security Agreement, dated as of July 1, 1994, as amended (the "Security Agreement"), between Debtor and Secured Party. All terms and provisions of the Security Agreement are deemed to be a part of this Note as though they were reproduced herein. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Security Agreement.

The Security Agreement contains provisions, among others, for the acceleration of the maturity hereof upon the happening of certain stated events. This Note may be prepaid only as permitted by the Security Agreement or if Secured Party, at its sole discretion, shall allow such prepayment any prepayment shall include additional amounts required by the Security Agreement. The aggregate unpaid amount of Progress Payment Loans evidenced by this Note and other payments, receipts and applications reflected by the notations made in the Secured Party's business records shall be conclusive evidence of the principal amount of the Progress Payment Loans owing and unpaid and of the other payments, receipts and applications.

     The references made herein to the Security Agreement shall neither affect nor impair the absolute and unconditional obligation of Debtor to make payments when due. Debtor, and each endorser or accommodation party hereto, or guarantor hereof, jointly and severally waive presentment, demand, notice of intention to accelerate, notice that acceleration has occurred, protect and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     Should any of the indebtedness represented by this Note be collected in any proceeding, or this Note be placed in the hands of attorneys for collection after default, Debtor agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     Notwithstanding any provision to the contrary contained herein, Debtor (i) shall be fully liable for the payment of all indebtedness outstanding hereunder or under the Security Agreement; and (ii) nothing contained herein shall relieve Debtor from liability resulting from its breach of any representation, covenant or warranty contained in the Security Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                                   INTERNATIONAL RECTIFIER CORPORATION


                                   By:  /s/ Michael P. McGee
                                      ------------------------------------------
                                   Name (Printed):  MICHAEL P. McGEE
                                                  ------------------------------
                                   Title:  VICE PRESIDENT,
                                          --------------------------------------
                                           CHIEF FINANCIAL OFFICER


ATTEST:


By:  /s/ Lesley C. Kleveter
   ----------------------------------
Title:  Asst Secretary
      -------------------------------
                 (Corporate Seal)

                                      - 2 -